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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 1996


                       ALLIANCE NORTHWEST INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


           NEVADA                       0-13407                 76-0096223
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


             989 Third Avenue, Suite 4040, Seattle, Washington 98104
                     (Address of Trustee offices) (Zip Code)

 Registrant's (Trustee's) telephone number, including area code: (206) 622-1962


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   This Report contains 3 sequentially numbered pages. There are no Exhibits.


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On April 26, 1996, the Registrant filed a Form 8-K indicating the Registrant expected to file a Petition in Bankruptcy in the near future. On June 27, 1996, the Petitioner filed a Voluntary Petition under Chapter 7 of the Bankruptcy Act. Subsequently all of the Registrant's assets have been sold or otherwise liquidated. The Chapter 7 Trustee of the bankrupt estate of the Registrant is now ready to file his final report and distribute all of the remaining cash in the bankrupt estate to the sole creditor. It is anticipated this distribution will occur prior to the end of 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BANKRUPTCY ESTATE OF ALLIANCE
                                          NORTHWEST INDUSTRIES, INC.


Date:  September 4, 1998                  By:   /s/ Ronald G. Brown
                                             ---------------------------------
                                                     Ronald G. Brown
                                                    Chapter 7 Trustee


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